UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2009

                          CANCER DETECTION CORPORATION
             (Exact name of registrant as specified in its charter)


           Nevada               333-107179 & 000-51210           980380519
(State or other jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)

     10965 Elizabeth Drive, Conifer, CO                               80433
        (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (303) 908-4900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

     On May 11, 2009, Future Focus submitted its Phase 4 Closeout Report to the Company. The text of the report is attached as Exhibit 99.


                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         A.  Financial Statements - None

         B.  Exhibits - Exhibit 99  Phase 4 Closeout Report


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2009

                                           CANCER DETECTION CORPORATION



                                           By: /s/ David Kittrell
                                               ---------------------------------
                                               David Kittrell, CEO